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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of UCB Financial Group, Inc. on Form SB-2 of our report, dated October 26, 2001, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.



                                                  /s/Mauldin & Jenkins, LLC



Atlanta, Georgia
November 16, 2001